                                                                 Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-18743) of United Technologies Corporation of our report dated June 28, 2000 relating to the financial statements of the United Technologies Corporation Employee Savings Plan II, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut
June 28, 2000